Approved by the Board of Directors
December 14, 2012

LADENBURG THALMANN FINANCIAL SERVICES INC.

Compensation Committee Charter

I.	PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Ladenburg Thalmann Financial Services Inc. (the “Company”) shall be to oversee the Company’s executive officer compensation and employee benefit plans and practices, to review and discuss with management the Company’s compensation discussion and analysis (“CD&A”) to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and to prepare the Compensation Committee Report (the “Report”) as required by the rules and regulations of the SEC.

This Charter is intended as a tool within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s articles of incorporation and bylaws, as amended (“Governing Documents”), it is not intended to establish by its own force any legally binding obligations.

II. MEMBERSHIP

The Committee shall be comprised of at least three members of the Board, each of whom (i) meets the independence requirements established by the Board and applicable laws, regulations and listing requirements, (ii) is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and (iii) is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Each member shall also be free of any relationship that, in the judgment of the Board, would interfere with the exercise of his or her independent judgment.

The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

III. MEETINGS AND COMMITTEE ACTION

The Committee shall meet at such times as it deems necessary to fulfill its responsibilities, but at least annually. Meetings of the Committee shall be called by the chairperson of the Committee in accordance with the Company’s Governing Documents. A majority of the members shall constitute a quorum. Actions of the Committee may be taken at a meeting or by unanimous written consent. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present (in person or telephonically) and voting.

The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests. The Company’s Chief Executive Officer (“CEO”) shall not attend the portion of any meeting where either the CEO’s performance or compensation is discussed, unless specifically invited by the Committee.

IV. DELEGATION OF AUTHORITY

The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided, however, that the Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee as a whole.

The Committee may also delegate to one or more executive officers of the Company the authority to make grants of equity-based compensation to eligible individuals who are not executive officers. Any executive officer to whom the Committee grants such authority shall regularly report to the Committee grants so made and the Committee may revoke any delegation of authority at any time.

V. COMMITTEE AUTHORITY AND RESPONSIBILITIES

The primary responsibilities of the Committee shall be to:

•	Establish the general compensation policy for the Company’s executive officers (within the meaning of Section 16 of the Exchange Act), including the CEO.

•	Ensure that the Company’s executive compensation programs are designed to enable it to attract, retain and motivate senior management and other key employees.

•	Ensure that the Company’s executive compensation programs are appropriately competitive, integrate pay with the Company’s performance, reward above-average Company performance in the context of the business environment in which the Company operates, recognize individual initiative and achievements, support organization objectives and shareholder interests, and ensure executive compensation is adequately designed to align the interests of executive officers with the Company’s long-term performance.

•	Administer the Company’s Amended and Restated 1999 Performance Equity Plan, 2009 Incentive Compensation Plan, Amended and Restated Qualified Employee Stock Purchase Plan and any future adopted plans and determine who participates in such plans, establish performance goals, if any, and determine specific grants and awards to the participants.

•	Adopt, amend and terminate all employee benefit plans and programs (subject to any further approval by the Board or shareholders as required by law or regulation).

•	Review and approve annual corporate goals and objectives relevant to the CEO’s compensation; evaluate the CEO’s performance in light of those goals and objectives; and determine and approve the CEO’s compensation level based on this evaluation.

•	Review and approve, on an annual basis, the individual elements of total compensation for the executive officers (within the meaning of Section 16 of the Exchange Act), other than the CEO.

•	Review and approve any severance or similar termination payments proposed to be made to any current or former executive officer of the Company.

•	Review the compensation paid to non-employee directors for standard Board and committee service and make recommendations to the Board for any adjustments.

•	Consider and approve the compensation paid to non-employee directors (other than for standard Board and committee service) based on a subjective assessment of individual contributions.

•	Make all approvals necessary under Section 16, Section 162(m) and other regulatory provisions.

•	Review and discuss with management the CD&A, and, based on such review and discussion, recommend that the CD&A be included in the Company’s annual proxy statement.

•	Prepare the report or other such information as required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Evaluate, on an annual basis, the Committee’s performance.

•	Review this Charter periodically, update it as appropriate, and submit it for the approval of the Board when updated.

•	Report to the Board on its activities as it deems appropriate.

•	Undertake such other responsibilities or tasks as the Board may delegate or assign to the Committee from time to time.

VI. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent legal counsel or other experts, consultants or advisers as it deems necessary and appropriate, including compensation consultants to advise the Committee with respect to amounts or forms of executive or director compensation, and may rely on the integrity and advice of any such counsel or other advisers. The Committee shall have the sole authority to retain a compensation consultant to assist the Committee in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other retention terms, such fees to be borne by the Company, and to terminate any such consultant. It is the Committee’s intention that any compensation consultant engaged to advise the Committee with respect to executive and director compensation will not engage in work for the Company that is unrelated to executive and director compensation advisory services without prior approval of the Committee chairperson.